CERTIFICATION
                           Pursuant to Section 906
                     of the Sarbanes-Oxley Act of 2002


         The undersigned, the Chief Executive Officer of SEI Asset Allocation Trust (the "Fund"), with respect to the Fund's Form N-CSR for the period ended September 30, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: November 26, 2004


                                                  /s/ Edward D. Loughlin
                                                  ----------------------
                                                  Edward D. Loughlin